Exhibit 10.2

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMISSION.

AMENDMENT NO. 2 TO
TAX LIEN LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO TAX LIEN LOAN AND SECURITY AGREEMENT (the “Amendment”), dated as of April 3, 2015 is entered into by and among PFS FINANCIAL 1, LLC, as a borrower (“PFS1”), PFS FINANCIAL 2, LLC, on behalf of itself and each of its Series, as a borrower (“PFS2”), PFS FINANCE HOLDINGS, LLC, as the borrower representative (the “Borrower Representative”), and WELLS FARGO BANK, N.A., a national banking association (“Lender”). Capitalized terms used and not otherwise defined herein are used as defined in the Loan Agreement (as defined below).

WHEREAS, the parties hereto are parties to that certain Tax Lien Loan and Security Agreement, dated as of May 15, 2013, as supplemented by the Joinder Agreement, dated as of May 24, 2013 and as amended by that certain Amendment No. 1 to Tax Lien Loan and Security Agreement, dated as of May 6, 2014 (and as further amended, supplemented, restated or otherwise modified to the date hereof the “Loan Agreement”), by and among PFS 1, PFS2, the other borrowers party thereto from time to time (collectively with PFS1 and PFS2, the “Borrowers”), the Borrower Representative and Lender;

WHEREAS, the parties hereto desire to amend the Loan Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.    Amendments. Effective as of the Effective Date (as defined below), the Loan Agreement is hereby amended as follows:

1.1    Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in alphabetical order:

March 2015 Purchased Tax Lien: Each Tax Lien purchased by the related Borrower in that certain New Jersey secondary market sale on March 10, 2015 pursuant to that certain purchase agreement where 1,416 tax liens were purchased having an aggregate redemptive value of [***].

Uncertified Tax Lien: A Tax Lien that otherwise satisfies each of the Eligible Tax Lien requirements set forth in Schedule A except that either (a) such Tax Lien is evidenced or represented by a tax lien certificate or instrument that has not been delivered to the Custodian or (b) the assignment or other document evidencing the assignment of such Tax Lien to the

Exhibit 10.2

Custodian has not been recorded in the appropriate municipal office. Notwithstanding that the certificate or instrument evidencing a Tax Lien has not been delivered to the Custodian, a Tax Lien that otherwise satisfies each of the Eligible Tax Lien requirements set forth in Schedule A is an Eligible Tax Lien. An Uncertified Tax Lien shall no longer be an Eligible Tax Lien if (a) the tax lien certificate or instrument that evidences or represents such Tax Lien has not been delivered to the Custodian or (b) the assignment or other document evidencing the assignment of such Tax Lien to the Custodian has not been recorded in the appropriate municipal office, in either case within one hundred twenty (120) days of the initial Funding Date for such Tax Lien.
1.2    The definition of “Applicable Margin” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

Applicable Margin: As of any date of determination with respect to any Tax Lien, a per annum rate equal to 2.25%.

1.3    The definition of “Excess Concentration Amount” in Section 1.1 of the Loan Agreement is hereby amended by adding the following at the end thereof: “Provided, that in calculating the Excess Concentration Amount there shall not be included for any purpose the Principal Balance of any March 2015 Purchased Tax Lien.”

1.4    The definition of “Excess Concentration Amount” in Section 1.1 of the Loan Agreement is hereby further amended by deleting clause (g) therein and replacing it as follows:

(g)    the amount by which the sum of (a) the product of (x) the aggregate Principal Balances for all Eligible Tax Liens related to Properties located in the State of Texas with Market Values greater than $25,000 but less than $50,000, times (y) the applicable Advance Rates and (b) the product of (x) the aggregate Principal Balances for all Eligible Tax Liens related to Properties located in the State of Florida with Market Values greater than $40,000 but less than $50,000, times (y) the applicable Advance Rates, exceeds 5.00% of the product of (a) the aggregate Principal Balance for all Eligible Tax Liens times (b) the applicable Advance Rates (calculated after giving effect to any requested Loan); and

1.5    The definition of “Excess Concentration Amount” in Section 1.1 of the Loan Agreement is hereby further amended by (i) deleting the word “and” at the end of clause (f) of such definition and (ii) inserting the following as a new clause (h) of such definition:

(h)    the amount by which advances with respect to Uncertified Tax Liens exceed $10,000,000.

1.6    The definition of “LIBO Rate” in Section 1.1 of the Loan Agreement is amended and restated in its entirety as follows:

Exhibit 10.2

LIBO Rate: For any day during an Interest Period, the per annum rate (expressed as a percentage per annum and rounded upward, if necessary, to the next nearest 1/100 of 1%) equal to:
the greater of (1) 0.0% or (2) LIBOR for such Interest Period
1 - Reserve Requirement.

1.7    The definition of “Principal Balance” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

Principal Balance: With respect to any Tax Lien (other than a March 2015 Purchased Tax Lien), either

(a) if the related Borrower acquired the lien from a Municipality or an Affiliate of the Borrower, the amount paid to the Municipality for the Tax Lien minus any premium to par value of the Tax Lien which is not a Permitted Premium (or with respect to any Taxpayer Led Transfer Asset, the amount of the related Property Owner’s delinquent real property taxes paid by the Borrower to the Municipality) or
(b) if the related Borrower acquired such Tax Lien from an Original Owner (other than any Original Owner who is an Affiliate of any Borrower), the amount paid by such Original Owner to the Municipality for such Tax Lien minus (i) any premium to par value of the Tax Lien which is not a Permitted Premium and (ii) any accrued interest with respect to such Tax Lien.
With respect to each March 2015 Purchased Tax Lien, the amount paid by such Original Owner to the Municipality for such Tax Lien plus (a) any accrued interest, fees and penalties with respect to such Tax Lien to and including April 3, 2015, minus (b) any premium to par value of the Tax Lien which is not a Permitted Premium.
1.8    Section 2.1(a)(ii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(ii)    certification from the Custodian that the Tax Liens Files for each Tax Lien (excluding the tax lien certificate or instrument, as applicable, in the case of Uncertified Tax Liens) that is the subject of the proposed Loan is in the Custodian’s possession and such other information as the Lender may reasonably request with respect to the related Loan.
1.9    Section 5.1(j) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(j)    Tax Liens. Such Borrower has complied in all respects with its obligations under the Custodial Agreement with respect to each Tax Lien, including delivery to Custodian of all required Tax Lien Files (excluding the tax lien certificate or instrument, as applicable, in the case of Uncertified Tax Liens). No Tax Lien File relating to any Tax Lien has any marks or notations indicating that such Tax Lien has been sold, assigned, pledged, encumbered or otherwise conveyed by such Borrower to any Person other than the Lender.

Exhibit 10.2

The assignment and pledge of each Tax Lien to the Lender does not violate any of the documents in the Tax Lien File or any agreement to which such Borrower is a party or by which it is bound. On or prior to the applicable Funding Date, such Borrower or the Servicer shall have instructed all Municipalities (and any other applicable Person) to make all payments in respect of the related Tax Liens to the Collection Account.

1.10    Section 6.1(d) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(d)    With respect to each Tax Lien, the Borrower shall take all action required by the Transaction Documents, Tax Lien File or Requirements of Law, or reasonably requested by the Lender, to obtain and maintain the first priority security interest of the Lender in such Tax Lien, including executing or causing to be executed such other instruments or notices as may be necessary or appropriate and filing and maintaining effective UCC financing statements, continuation statements and assignments and amendments thereto. The Borrower shall, promptly upon obtaining knowledge of or receiving notice from the Lender of any event which has, or may, affect such security interest, take any actions necessary under Applicable Laws to perfect or protect the security interest granted to the Lender hereunder, and in any event within thirty (30) days of obtaining such knowledge or receiving such notice. Such Borrower shall comply with all requirements of the Custodial Agreement applicable to the Borrower with respect to each Tax Lien, including the delivery to Custodian of all required documents in the Tax Lien File with respect to each Tax Lien; provided, however, that with respect to an Uncertified Tax Lien, the tax lien certificate or instrument, as applicable, shall be delivered to the Custodian within one hundred twenty (120) days of the initial Funding Date of such Uncertified Tax Lien. Such Borrower shall (a) not assign, sell, transfer, pledge, hypothecate or grant to, or create, incur, assume or suffer or permit to exist any security interest in or Lien (other than Permitted Liens) on any Collateral in favor of, any Person other than the Lender, (b) defend such each item of Collateral against, and take such action as is necessary to remove, any such Lien, and (c) defend the right, title and interest of the Lender in and to all Collateral against the claims and demands of all Persons whomsoever. Such Borrower shall mark its computer records and tapes relating to the Collateral to evidence the interests granted to the Lender. Such Borrower shall not take any action to cause any Tax Lien that is not evidenced by an instrument or chattel paper (as defined in the UCC) to be so evidenced. If a Tax Lien (other than an Uncertified Tax Lien) becomes evidenced by an instrument or chattel paper, the same shall be immediately delivered to the Custodian as agent for the Lender, together with endorsements required by the Lender in its discretion.
1.11    Schedule A of the Loan Agreement is hereby amended as follows:

(a)Clause 36 of Schedule A is hereby amended and restated in its entirety as follows:

36.    If the Property related to such Tax Lien is located in an Eligible Jurisdiction other than the State of Connecticut, the State of Nevada or the State of Texas, the time elapsed from

Exhibit 10.2

date of issuance of such Tax Lien on the related Property is no longer than the lesser of (i) (A) for any Tax Lien that is not a March 2015 Purchased Tax Lien, the relevant statutory redemption period (as such period may have been extended pursuant to the Applicable Statute) plus twelve (12) months, or (B) in the case of a March 2015 Purchased Tax Lien, seventy-two (72) months, and (ii) the period from the date of issuance of such Tax Lien on the related Property and the date that is 90 days before the issuance of an OST or the setting of a date for foreclosure sale.

(b)    Clause 38 of Schedule A is hereby amended and restated in its entirety as follows:

38.    The LTV of such Tax Lien (other than a March 2015 Purchased Tax Lien) does not exceed thirty-five percent (35%) and the LTV of each March 2015 Purchased Tax Lien does not exceed fifty percent (50%); provided that if the Property related to such Tax Lien is located in South Carolina, (a) the LTV (for purposes of this clause (a) only, the Principal Balance shall include any Permitted Premiums paid with respect to the Tax Lien) of such Tax Lien does not exceed sixty-five percent (65%), and (b) the LTV (for purposes of this clause (b) only, the Principal Balance shall exclude any Permitted Premiums with respect to the Tax Lien) of such Tax Lien does not exceed thirty-five percent (35%);
(c)    Schedule A is hereby amended by inserting the following as a new Clause 43 thereof:

43.    If such Tax Lien is an Uncertified Tax Lien, no more than one hundred twenty (120) days have passed since the initial Funding Date of such Uncertified Tax Lien.

1.12    Schedule B of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule B attached hereto.

1.13    Schedule D of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule D attached hereto.

SECTION 2.    This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

2.1    Amendment. Lender shall have received counterparts of this Amendment, executed and delivered by a duly authorized officer of each party hereto.

2.2    Other Information. Borrowers shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments, as Lender may reasonably request.

SECTION 3.    Miscellaneous.

3.1    References in Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words

Exhibit 10.2

of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Loan Agreement as amended hereby.

3.2    Effect on Loan Agreement. Except as specifically amended hereby, the Loan Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Loan Agreement, but shall constitute an amendment thereof.

3.3    No Waiver. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Loan Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

3.4    Guarantor Ratification. Each of Encore Capital Group, Inc. and PFS Finance Holdings, LLC (each a “Guarantor” and collectively, the “Guarantors”) hereby ratifies and confirms that the respective Guaranty Agreement, as amended, supplemented, restated or otherwise modified to the date hereof, made by such Guarantor in favor of Lender, continues in full force and effect and unmodified except as expressly provided herein, and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment or otherwise, and each Guarantor hereby consents, acknowledges and agrees to this Amendment and waives any common law, equitable or statutory rights that such parties might otherwise have as a result of or in connection with this Amendment.

3.5    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

3.6    Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

3.7    Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

3.8    Amendments. This Amendment may not be amended or otherwise modified except as provided in the Loan Agreement.

3.9    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF

Exhibit 10.2

NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

PFS FINANCIAL 1, LLC, as a Borrower

By: PFS Finance Holdings, LLC, its sole member

By:/s/ Jonathan Clark
Name: Jonathan Clark
Title: Treasurer

PFS FINANCIAL 2, LLC, on behalf of itself and each of its Series, as a Borrower

By: PFS Finance Holdings, LLC, its sole member

By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Treasurer

PFS FINANCE HOLDINGS, LLC, as the Borrower Representative and on behalf of the Borrowers from time to time party to the Loan Agreement

By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Treasurer

[Signatures continue]

Exhibit 10.2

WELLS FARGO BANK, N.A.,
as Lender

By:/s/ John Rhee________________
Name:    John Rhee
Title:Director

Agreed to, accepted and ratified by:

ENCORE CAPITAL GROUP, INC.,
as a Guarantor

By:/s/ Jonathan Clark________________
Name:    Jonathan Clark
Title: EVP, Chief Financial Officer, and Treasurer

PFS FINANCE HOLDINGS, LLC,
as a Guarantor

By: /s/ Jonathan Clark________________
Name: Jonathan Clark
Title: Treasurer

Exhibit 10.2

Acknowledged by, and, solely for purposes of Section 3.1 of the Amendment, agreed to by:

U.S. BANK NATIONAL ASSOCIATION,
as Custodian, Account Bank, Agent and Bank

By:/s/ Bayeh Thompson
Name: Bayeh Thompson
Title: Assistant Vice President

[End of signatures]

Exhibit 10.2

SCHEDULE B
ELIGIBLE JURISDICTIONS
1. Alabama
2. Arizona
3. California
4. Connecticut
5. Florida
6. Georgia
7. Illinois
8. Indiana
9. Kentucky
10. Nevada
11. New Jersey
12. New York
13. Ohio
14. Pennsylvania
15. South Carolina
16. Tennessee
17. Texas

Exhibit 10.2

SCHEDULE D
ADVANCE RATES

Jurisdiction	Advance Rate
Alabama

Arizona

California

Connecticut

Florida

Georgia

Illinois

Indiana

Kentucky

Nevada

New Jersey (Other than the March 2015 Purchased Tax Liens after September 30, 2015)

New Jersey (March 2015 Purchased Tax Liens after September 30, 2015)

New York (Other than Nassau County)

New York (Nassau County)

Ohio

Pennsylvania

South Carolina

Tennessee (The Metropolitan Government of Nashville and Davidson County)

Tennessee (Other than the Metropolitan Government of Nashville and Davidson County)

Texas
[***] [***] [***] [***] [***] [***]* [***] [***] [***] [***] [***] [***] [***]* [***] [***]* [***]* [***] [***] [***] [***]
*[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2